2014 EARNINGS CALL

CALPIAN

MONEY ON MOBILE

Stop at nothing. Pay for anything.

AUGUST 14th, 2014 MUMBAI, INDIA

CALPIAN

SAFE HARBOR PROVISION

This presentation and comments made by management may contain forward-looking statements that involve a number of risks and uncertainties associated with our business. The factors that could cause our actual results of operations to differ materially from any forward-looking statements by our management are detailed in our most recently filed Form 10-K or 10-Q's and our upcoming 10-KT which reports on our fiscal year ending March 31, as applicable. We undertake no obligation to revise any of these statements to reflect future circumstances or the occurrence of unanticipated events.

CALPIAN

WEBSITE – www.calpian.com – Investor Relations



CALPIAN
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Earnings Call Presentation - July 24th 2014
Earnings Call Presentation - August 14th 2014
MONEY ON MOBILE
MAKING PAYMENTS FAST AND EASY IN PLACES OTHERS CANT MAKE PAYMENTS AT ALL
The New York Times
"Mobile payments could improve the lives of India's 354 million poor – most of whom have cellphones but no bank accounts, credit cards or debit cards – by lowering the cost of the domestic remittances on which so many families depend." - Read More...
HALL FINANCIAL GROUP
"The global market for mobile payments is rapidly expanding with India being the most compelling market of all Calpian's technology is providing a range of new financial solutions that will make a difference in the lives of a large group of consumers in a country I have always found fascinating." - Craig Hall, Chairman, Hall Financial - Read More...
CALPIAN NEWS
Calpian, Inc. Schedules First Quarter Fiscal Year 2015 Earnings Release and Conference Call
Aug 8, 2014 2:24 PM EDT
Calpian, Inc. Concludes $8.3 Million Private Placement
May 27, 2014 11:30 AM EDT
Calpian, Inc. Announces Financial Results for New Fiscal Year 2014
Jul 24, 2014 10:29 AM EDT
Calpian Commerce Partners with Yiftee eGifting
Jul 21, 2014 10:00 AM EDT
ARTICLES
Moving From Products to Solutions
When Do Restaurant Payments Catch Up to the 21st Century?
What it Takes to Make it in Payments
The Riddle of the Unbanked
Where is the Mobile Phone Taking Payments?
By Harold Montgomery

CALPIAN

INTRODUCTION / AGENDA

- Website Update – Investor Relations Section – Earnings Call Tab
- Introductions *– Harold Montgomery*
- Q1 Financial Review *– Scott Arey*
- Business Outlook *– Harold Montgomery*

CALPIAN

FISCAL YEAR / 10KT / 10Q

- Fiscal year changed from December 31 to March 31
- 10KT report is audit for 2012, 2013 and 2014
- Consolidation of Money-On-Mobile change from investment accounting to equity
- Great progress from Q4 '14 to Q1 '15
- Release of 1st Qtr 10Q expected Aug 19th

CONSOLIDATED QUARTERLY REVENUE TREND

- 632% Increase '13 to '14
- 422% Increase '14 to '15
- 32% Increase Q4 '14 to Q1 '15

Q1 Ending June 30 ***(Q4 '14 also shown)***



CONSOLIDATED QUARTERLY REVENUES
IN MILLIONS
Domestic (U.S.)
Money-On-Mobile (India)
$0.9
$6.7
$34.7
$45.7
Q1 '13
Q1 '14
Q4 '14
Q1 '15

CALPIAN

SEGMENT DETAIL QUARTERLY REVENUE TREND

Q4 Ending March 31 and Q1 Ending June 30

MONEY ON MOBILE



QUARTERLY REVENUES
IN MILLIONS
₹2,380
₹1,827
Q4 '14
Q1 '15

34% Increase

CALPIAN   CALPIAN COMMERCE



QUARTERLY REVENUES
IN MILLIONS
$6.0
$5.4
Q4 '14
Q1 '15

11% Increase

CALPIAN

CASH

- Company has cash, but has not yet achieved positive cash flow
- Putting cash to work
- Financing needs of the domestic business
- Financing needs of Money-On-Mobile

Q1 Ending June 30 *(Q4 '14 also shown)*


CASH
IN MILLIONS
$0.5
$1.4
$8.0
$5.8
Q1 '13
Q1 '14
Q4 '14
Q1 '15

EQUITY / EARNINGS TREND

- Company continues trend of running operating losses to build both domestic and international businesses

Q1 Ending June 30 *(Q4 '14 also shown)*



TOTAL EQUITY
IN MILLIONS
$2.6
$5.1
$23.4
$20.1*
Q1 '13
Q1 '14
Q4 '14
Q1 '15

*This number is subject to revision of valuation and other audit adjustments

CALPIAN

Q1 2015: KEY EVENTS

U.S. Domestic:

- Additional Sales Personnel Added in Atlanta
- Drive toward operational efficiency
- Residual Acquisitions Closed / Robust Pipeline

India:

- Increase in store count to almost 200,000 in Q1
- Store count 204,810 at July 31st
- Increase in revenues to annual run rate $171 million*
- Almost 100 million unique users since inception
- 7.5 million users accessed the service in July

*₹10.257 billion INR annualized for month ended June 30, 2014 assuming ₹59.941 INR to $1 USD conversion rate.

STEADY DOMESTIC CASHFLOW

CALPIAN

MONEY ON MOBILE™

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